EXCHANGE TRADED CONCEPTS TRUST

VelocityShares Equal Risk Weighted Large Cap ETF
(the “Fund”)

Supplement dated January 22, 2015 to the Currently Effective
Prospectus and Statement of Additional Information Dated September 1, 2014

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information (the “SAI”) for the Fund listed above and should be read in conjunction with the Prospectus and SAI.

On December 1, 2014, Janus Capital Group Inc. announced the acquisition of VS Holdings Inc., the parent company of VelocityShares, LLC (“VelocityShares”), including its division VelocityShares Index & Calculation Services (the “Index Provider”).  The Index Provider sponsors the VelocityShares Equal Risk Weighted Large Cap Index, the underlying index of the Fund (the “Index”).  In connection with the acquisition, the Index’s name was changed to the Janus Equal Risk Weighted Large Cap Index.  In light of the Index’s name change, the Board of Trustees of Exchange Traded Concepts Trust approved a change to the Fund’s name.  As a result, effective January 23, 2015, the Fund’s Prospectus and SAI is revised as described below.

New Fund Name

The new name of the Fund is the “Janus Equal Risk Weighted Large Cap ETF.” Therefore, all references to the “VelocityShares Equal Risk Weighted Large Cap ETF” in the Fund’s Prospectus and SAI are replaced with “Janus Equal Risk Weighted Large Cap ETF.”

New Index Name

The new name of the Fund’s Index is the “Janus Equal Risk Weighted Large Cap Index.” Therefore, all references to the “VelocityShares Equal Risk Weighted Large Cap Index” in the Fund’s Prospectus and SAI are replaced with “Janus Equal Risk Weighted Large Cap Index.”

The Fund’s principal investment strategies, principal risks, fees and expenses and overall day-to-day management of the Fund are not expected to change as a result of the changes described above.

Please retain this supplement for future reference.

VEL-SK-007-0100